Exhibit 10.2

Execution Version

AMENDMENT, dated as of June 20, 2016 (this “Amendment”), to the CREDIT AGREEMENT, dated as of October 9, 2015 (the “Credit Agreement”), among Neptune Finco Corp. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and security agent.

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower on the terms set forth in the Credit Agreement;

WHEREAS, pursuant to Section 9.08(c) of the Credit Agreement, the Credit Agreement may be amended solely with the consent of the Administrative Agent and the Borrower to correct an obvious error or omission jointly identified by the Borrower and the Administrative Agent or other errors or omissions of a technical or immaterial nature;

WHEREAS, Toronto Dominion (Texas) LLC was incorrectly identified as an L/C Issuer in the Credit Agreement in lieu of The Toronto-Dominion Bank, New York Branch (“TDNY”);

WHEREAS, the parties hereto are willing to agree to this Amendment on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.                            DEFINITIONS.

1.1                               Defined Terms.  Terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.                            AMENDMENT.

2.1                               Amendment to Section 1.01.  The definition of “L/C Issuer” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “Toronto Dominion (Texas) LLC” and substituting in lieu thereof the following text:  “The Toronto-Dominion Bank, New York Branch”.

2.2                               L/C Issuer.  On the terms and conditions set forth in the Credit Agreement, TDNY hereby agrees to act as an L/C Issuer under the Credit Agreement and agrees that it, in such capacity, will be bound by and subject to and will comply with the obligations applicable to an L/C Issuer under the Credit Agreement.

SECTION 3.                            MISCELLANEOUS.

3.1                               Conditions to Effectiveness.  This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower and TDNY.

3.2                               Continuing Effect; No Other Waivers or Amendments.  This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.  Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

3.3                               Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Amendment by facsimile transmission or by other electronic transmission (including “.pdf” or “.tif”) shall be effective as delivery of a manually signed counterpart of this Amendment.

3.4                               Loan Document.  The Borrower agrees that this Amendment shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

3.5                               Payment of Fees and Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

3.6                               APPLICABLE LAW.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

Neptune Finco Corp.

By:	/s/ Jérémie Bonnin
Name: Jérémie Bonnin
Title: Authorised Signatory

Signature Page to Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

Signature Page to Amendment

TORONTO DOMINION (TEXAS) LLC

By:	/s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

Signature Page to Amendment

THE TORONTO-DOMINION BANK, NEW
YORK BRANCH, as L/C Issuer

By:	/s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

Signature Page to Amendment